UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): January 14, 2022

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Edgewater Dr #1880, Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 14, 2022, IZEA Worldwide, Inc. (the “Company”) reconvened its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) that was convened and adjourned on December 15, 2021. At the 2021 Annual Meeting, holders of common stock were asked to consider and vote upon the:

1.election of seven directors to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified;
2.approval on a non-binding, advisory basis, the compensation paid to the Company's named executive officers; and
3.ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm.

PROPOSAL 1

Stockholders voted with respect to election of each of the nominees for director identified in the proxy statement as follows:

Nominee	For	Withheld	Broker Non-Votes
Edward H. (Ted) Murphy	15,425,664	2,407,717	14,287,609
Ryan S. Schram	15,496,510	2,336,871	14,287,609
Brian W. Brady	14,820,838	3,012,543	14,287,609
John H. Caron	14,685,265	3,148,116	14,287,609
Lindsay A. Gardner	14,828,673	3,004,708	14,287,609
Daniel R. Rua	14,791,573	3,041,808	14,287,609
Patrick J. Venetucci	14,822,701	3,010,680	14,287,609

As a result of this vote, each of Mr. Murphy, Mr. Schram, Mr. Brady, Mr. Caron, Mr. Gardner, Mr. Rua, and Mr. Venetucci was elected as a director to serve until the 2022 annual meeting of stockholders or until his successor is duly elected and qualified.

PROPOSAL 2

Stockholders voted on a non-binding, advisory basis, with respect to compensation paid to the Company's named executive officers as described in the executive compensation tables set forth in the Proxy Statement for the Meeting as follows:

For	Against	Abstained	Broker Non-Votes
13,664,773	3,820,771	347,837	14,287,609
PRO
PROPOSAL 3

Stockholders voted to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021, as follows:

For	Against	Abstained
29,789,226	580,051	1,751,713

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: January 14, 2022	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy Chief Executive Officer